Vessels in Operation	6 Months Ended
Jun. 30, 2024
Property, Plant and Equipment [Abstract]
Vessels in Operation

3. Vessels in Operation

	Vessel Cost, as adjusted for	Accumulated	Net Book
	Impairment charges	Depreciation	Value
As of January 1, 2023	$1,886,158	$(262,851)	$1,623,307

Additions	138,802	–	138,802
Depreciation	–	(72,443)	(72,443)
Impairment loss	(25,544)	6,714	(18,830)
Disposals	(6,803)	68	(6,735)
As of December 31, 2023	$1,992,613	$(328,512)	$1,664,101

Additions	4,453	–	4,453
Depreciation	–	(37,149)	(37,149)
As of June 30, 2024	$1,997,066	$(365,661)	$1,631,405

As of June 30, 2024, and June 30, 2023, the Company had made additions for vessel expenditures, reefers, emissions management and ERP modules. As of June 30, 2024, and June 30, 2023, unpaid capitalized expenses were $4,179 and $11,997, respectively.

2023 Vessels acquisitions

In May and June 2023, the Company took delivery of the four 8,544 TEU Vessels as per below:

Name	Capacity in TEUs	Year Built	Purchase Price	Delivery date
GSL Alexandra	8,544	2004	$30,000	June 2, 2023
GSL Sofia	8,544	2003	$30,000	May 22, 2023
GSL Effie	8,544	2003	$30,000	May 30, 2023
GSL Lydia	8,544	2003	$33,300	June 26, 2023

2023 Sale of Vessel

On March 23, 2023, the Company sold GSL Amstel for net proceeds of $5,940, and the vessel was released as collateral under the Company’s $140,000 loan facility with Credit Agricole Corporate and Investment Bank, Hamburg Commercial Bank AG, E.Sun Commercial Bank, Ltd, CTBC Bank Co. Ltd. and Taishin International Bank.

Impairment

The Company has evaluated the impact of current economic situation on the recoverability of all its vessel groups and has determined that there were no events or changes in circumstances which indicated that their carrying amounts may not be recoverable. Accordingly, there was no triggering event and no impairment test was performed during the six months ended June 30, 2024.

Through the latter part of 2023, the Company noted that events and circumstances triggered the existence of potential impairment for some of the Company’s vessel groups. These indicators included volatility in the charter market and the vessels’ market values, as well as the potential impact of the current container sector on management’s expectation for future revenues. As a result, the Company performed step one of the impairment assessment of each of the Company’s vessel groups by comparing the undiscounted projected net operating cash flows for each vessel group to their carrying value and step two of the impairment analysis was required for two vessel groups, as their undiscounted projected net operating cash flows did not exceed their carrying value. As a result, as of December 31, 2023, the Company recorded an impairment loss of $18,830 for two vessel groups with a total aggregate carrying amount of $43,830 which was written down to their fair value of $25,000.

Collateral

As of June 30, 2024, 20 vessels were pledged as collateral under the 5.69% Senior Secured Notes due 2027 and 43 vessels under the Company’s loan facilities. Five vessels were unencumbered as of June 30, 2024.

3. Vessels in Operation (continued)

Advances for vessels acquisitions and other additions

As of June 30, 2024, and December 31, 2023, there were no advances for vessel acquisitions, as all vessels had been delivered as at these dates. As of June 30, 2024, and December 31, 2023, the Company had advances for other vessel additions totalling $21,488 and $12,210, respectively.